Filed under Rule 497(k)
Registration No. 033-06502

SunAmerica Income Funds

AIG Strategic Bond Fund

Class A, Class B, Class C, Class W

(the “Fund”)

Supplement dated May 1, 2018 to the Summary Prospectus

dated July 28, 2017, as supplemented and amended to date

Effective May 1, 2018, pursuant to an Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive a portion of its fees payable by the Fund through July 31, 2019. Additionally, the Board of Trustees approved a Subadvisory Fee Waiver Agreement by and between SunAmerica and PineBridge Investments LLC (“PineBridge”), the Fund’s subadviser, with respect to the Fund. Effective May 1, 2018, pursuant to the Subadvisory Fee Waiver Agreement, PineBridge has contractually agreed to waive a portion of its fees payable by SunAmerica, with respect to the Fund, through July 31, 2019. Accordingly, the following changes to the Prospectus are effective as of May 1, 2018:

In the section entitled “Fund Highlights: AIG Strategic Bond Fund – Fees and Expenses of the Fund,” the table is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—
Other Expenses	0.33%	0.36%	0.33%	0.50%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Reimbursements	1.33%	2.01%	1.98%	1.15%

Fee Waivers and/or Expense Reimbursements(2)(3)(4)	0.25%	0.25%	0.25%	0.25%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)(4)	1.08%	1.76%	1.73%	0.90%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 19-21 of the Prospectus for more information about the CDSCs.

(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.40%, 2.05%, 2.05% and 1.20% for Class A, B, C and W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Income Funds as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”).

(3)	Pursuant to an Advisory Fee Waiver Agreement, effective May 1, 2018, SunAmerica is contractually obligated to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.40% on the first $350 million of average daily net assets and 0.35% above $350 million of average daily net assets. This agreement will continue in effect through July 31, 2019, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees.

(4)	The expense table has been restated to reflect the Advisory Fee Waiver Agreement as if it had been in effect for the fiscal year ended March 31, 2017.

In addition, the “Example” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place through July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$580	$853	$1,146	$1,980
Class B	579	906	1,260	2,142
Class C	276	597	1,044	2,286
Class W	92	341	609	1,375

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$580	$853	$1,146	$1,980
Class B	179	606	1,060	2,142
Class C	176	597	1,044	2,286
Class W	92	341	609	1,375

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_STBSP_7-17

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